UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	. Preliminary Information Statement

☐	. Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐	. Definitive Information Statement

NEWBRIDGE GLOBAL VENTURES, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	. Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	. Fee paid previously with preliminary materials.

☐

. Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1	Amount Previously Paid:

2	Form Schedule or Registration Statement No.:

3	Filing Party:

4	Date Filed:

NEWBRIDGE GLOBAL VENTURES, INC.

825 East 800 North

Orem, Utah 84097

801-362-2115

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS WITHOUT A MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholder:

We are writing to inform you that on September 20, 2019, shareholders holding a majority of shares of our common stock, par value $0.0001 per share (“Common Stock”), executed a written consent in lieu of a shareholder meeting to approve the following corporate action (the “Actions”):

(i) (ii)

The authorization, approval and ratification of an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares from 100,000,000 to 200,000,000; and

The authorization and approval of the increase of the number of shares of authorized under the Company’s 2019 Equity Incentive Plan to 12,000,000.

This item is more fully described in the accompanying Information Statement. The Written Consent was taken pursuant to Section 228 of the General Corporation Laws of Delaware, our Certificate of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the number of Common Stock required to approve the action at a meeting.

This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of this corporate action before it takes effect. In accordance with Exchange Act Rule 14c-2, the listed corporate action will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement. Because the accompanying Information Statement is first being mailed to shareholders on or about September 27, 2019, the Actions described herein will become effective on or after October 17, 2019.

By Order of the Board of Directors

/s/ Robert Bench
Robert Bench
Interim President, Chief Financial Officer

NEWBRIDGE GLOBAL VENTURES, INC.

825 East 800 North

Orem, Ut 84097

September 24, 2019

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S VOTING STOCK.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL INFORMATION

In this Information Statement we refer to NewBridge Global Ventures, Inc., a Delaware corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of shareholders of the Company owning 41,313,000shares of our Common Stock, or approximately 54.35% of our issued and outstanding Common Stock (the “Majority Shareholders”). The Actions taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Majority Shareholders fully executed the Written Consent on September 20, 2019. Our board of directors has fixed the close of business on September 20, 2019, as the record date (the “Record Date”) for determining the holders of our Common Stock who are entitled to receive this Information Statement. As of September 20, 2019, there were 64,098,055 shares of our Common Stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about September 27, 2019, to our stockholders of record.

Pursuant to the Written Consent, the Majority Shareholders approved the authorization of the Actions.

The Actions were unanimously approved by our Board of Directors on September 11, 2019.

This Information Statement contains a brief summary of the material aspects of the Action approved by our Board of Directors and the Majority Shareholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to the beneficial owners of our Common Stock held on the Record Date.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of the Action taken by the Majority Shareholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Action as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Action in a timely manner.

Who is Entitled to Notice?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date will be entitled to notice of the Action to be taken pursuant to the Written Consent.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Action consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 64,098,055 shares of Common Stock.

What Vote is Required to Approve the Action?

The affirmative vote of a majority of the voting stock outstanding on the Record Date is required for approval of the Action. As of the Record Date, the Company’s voting securities consisted of 64,098,055 shares of Common Stock. However, because the Majority Shareholders held 41,313,000 shares of the Common Stock as of the close of business on the Record Date, which entitled the Majority Shareholders to an aggregate of approximately 54.35% of the outstanding voting power, and through their consent voted in favor of the Action, no other shareholder consents will be obtained in connection with this Information Statement.

ACTION 1

APPROVAL OF NEWBRIDGE GLOBAL VENTURES, INC. 2019 EQUITY INCENTIVE PLAN

Approval

On September 11, 2019, The Board of Directors of the Company approved the following actions (the “Actions”):

(i) (ii)

The authorization, approval and ratification of an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares from 100,000,000 to 200,000,000; and

The authorization and approval of the increase of the number of shares of authorized under the Company’s 2019 Equity Incentive Plan to 12,000,000.

Purpose of the Action

The Board desires to increase the amend the Company’s Amended and Restated Certificate of Incorporation (“Certificate’) to provide for the increase in the number of authorized shares to 200,000,000 to accommodate future financings, additional stock issuances and other corporate actions.  In addition, the Board desires that the Company increase the number of shares which are authorized for issuance under the Company’s 2019 Equity Incentive Plan (the “Plan”).

A copy of the Amendment to the Certificate is attached hereto as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below.

To our knowledge, except as indicated in the footnotes to the following table, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the address of each of the persons shown is c/o NewBridge Global Ventures, Inc., 825 East 800 North, Orem Utah 84097.

Name and Address	Common Stock Owned	Percentage of Beneficial Ownership
Robert Bench (1)	1,529,570	2.4%
J. Martin Tate	32,258	*
Sam Mac	11,470,000	17.9%
Ellen Gee	7,750,000	12.1%
All current directors and executive officers as a group (6 persons)	30,201,828	32.4
Go Fund, LLC (2)	11,900,000	18.6%
Eric Tran	9,920,000	15.5%

*	Less than 1%

(1)

Represents: (i) 298 shares of common stock held in the name of Vector Capital, LLC, an entity controlled by Mr. Bench, our Chief Executive Officer and Chief Financial Officer; and (ii) options to purchase 1,000,000 shares of common stock and 500,000 shares of common stock, par value $0.0001 per share, at an exercise price of $0.25 per share and $0.65 per share respectively, that are exercisable within sixty (60) days granted to Mr. Bench as an incentive bonus for his services.

(2)

Represents: (i) 10,800,000 shares issued pursuant to certain consulting agreements by and between Go Fund, LLC and the Company; and (ii) 1,100,000 shares held in the name of Stephanie Lee, Lance Dalton’s wife.  Lance Dalton and Stephanie Lee are each Managing Members of Go Fund, LLC, and thus each hold shared voting and dispositive power over such shares.  Lance Dalton disclaims beneficial ownership of the shares held in his wife’s name.  Stephanie Lee holds sole voting and dispositive power over the shares held in her name individually.

 DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the actions taken by the Majority Shareholders.

INTERESTS OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

As previously described under Action (ii), twelve million (12,000,000) shares of our Common Stock will be reserved for future issuance to directors, officers, consultants, advisors and employees of the Company and its subsidiaries under the Plan. Accordingly, members of the Board of Directors and the executive officers of the Company will likely be recipients of Awards under the Plan.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as "may," "intend," "might," "will," "should," "could," "would," "expect," "believe," "anticipate," "estimate," "predict," "potential," or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this report are based upon management's current expectations and beliefs, which management believes are reasonable. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor or combination of factors, or factors we are aware of, may cause actual results to differ materially from those contained in any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements represent our estimates and assumptions only as of the date of this report. Except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including:

●	new competitors are likely to emerge and new technologies may further increase competition;
●	our operating costs may increase beyond our current expectations and we may be unable to fully implement our current business plan;
●	our ability to obtain future financing or funds when needed;
●	our ability to successfully obtain and maintain a diverse customer base;
●	our ability to protect our intellectual property through patents, trademarks, copyrights and confidentiality agreements;
●	our ability to attract and retain a qualified employee base;
●	our ability to respond to new developments in technology and new applications of existing technology before our competitors;
●	acquisitions, business combinations, strategic partnerships, divestures, and other significant transactions may involve additional uncertainties; and
●	our ability to maintain and execute a successful business strategy.

Other risks and uncertainties include such factors, among others, as market acceptance and market demand for our products and services, pricing, the changing regulatory environment, the effect of our accounting policies, potential seasonality, industry trends, adequacy of our financial resources to execute our business plan, our ability to attract, retain and motivate key technical, marketing and management personnel, and other risks described from time to time in periodic and current reports we file with the United States Securities and Exchange Commission, or the "SEC." All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Information Statement to all shareholders of record as of the Record Date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Copies of this Information Statement are available promptly by calling (801)-362-2115, or by writing to 825 East 800 North, Orem Utah 84097.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the coping cost. Our Sec filings are also available at the SEC’s web site at www.sec.gov and our website at www. . We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

EXHIBIT A

CERTIFICATE  OF  AMENDMENT  TO

AMENDED  AND  RESTATED  CERTIFICATE  OF  INCORPORATION

OF

NEWBRIDGE GLOBAL VENTURES, INC.

NewBridge Global Ventures, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”).

2. This Amendment was approved and duly adopted in accordance with Section 242 of the DGCL, and has been duly approved by written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.

3.Article IV, Section 1 of the Certificate is hereby amended to read as follows:

1.Authorized Shares.

(a)The aggregate number of shares that the Corporation shall have authority to issue is two hundred million (200,000,000) shares of common stock (“Common Stock”), having a par value of $0.0001 and four hundred thousand (400,000) shares of preferred stock (“Preferred Stock”), having a par value of $0.0001.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation, has executed this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be effective as of September 20, 2019.

NEWBRIDGE GLOBAL VENTURES, INC.

By: /s/ Robert Bench

Name: Robert Bench

Title: Chief Executive Officer